UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 15, 2004
Date of Report (Date of earliest event reported):

COMMERCIAL NET LEASE REALTY, INC.
(Exact name of Registrant as specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-11290 (Commission File Number)	56-1431377 (IRS Employer Identification Number)

450 South Orange Avenue
Suite 900
Orlando, Florida 32801
(Address of principal executive offices, including zip code)

(407) 265-7348
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     The exhibit listed below corrects certain typographical errors contained in Exhibit 3.4 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003.

     (c) Exhibits.

Exhibit No.	Description
3	Amended and Restated Bylaws of the Registrant (filed herewith).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCIAL NET LEASE REALTY, INC.
Date: July 15, 2004	By:	/s/ Julian E. Whitehurst
Julian E. Whitehurst
Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
3	Amended and Restated Bylaws of the Registrant (filed herewith).